EXHIBIT 10.1

INCREMENTAL ASSUMPTION AGREEMENT AND SIXTH AMENDMENT
dated as of June 7, 2018
among
LAS VEGAS SANDS, LLC,
as Borrower
GUARANTORS PARTY HERETO,
INCREMENTAL TERM LENDERS PARTY HERETO,
and
THE BANK OF NOVA SCOTIA,
as Administrative Agent and Collateral Agent

THE BANK OF NOVA SCOTIA, BARCLAYS BANK PLC, BNP PARIBAS SECURITIES CORP., CITIGROUP GLOBAL MARKETS INC., FIFTH THIRD BANK, GOLDMAN SACHS BANK USA and MERRILL LYNCH, PIERCE FENNER & SMITH INCORPORATED,
as Joint Lead Arrangers and Joint Bookrunners,
BARCLAYS BANK PLC, BNP PARIBAS SECURITIES CORP., CITIGROUP GLOBAL MARKETS INC., FIFTH THIRD BANK and MERRILL LYNCH, PIERCE FENNER & SMITH INCORPORATED,
as Syndication Agents,
and
MORGAN STANLEY SENIOR FUNDING, INC. and
SUMITOMO MITSUI BANKING CORPORATION,
as Senior Managing Agents

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INCREMENTAL ASSUMPTION AGREEMENT AND SIXTH AMENDMENT, dated as of June 7, 2018 (this “Amendment”), to the Second Amended and Restated Credit and Guaranty Agreement, dated as of December 19, 2013 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among LAS VEGAS SANDS, LLC, a Nevada limited liability company (the “Borrower”), the Guarantors party thereto, the Lenders party thereto and The Bank of Nova Scotia (“Scotiabank”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”). Scotiabank, Barclays Bank PLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Fifth Third Bank, Goldman Sachs Banks USA and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as joint lead arrangers and joint bookrunners in connection with this Amendment (collectively, in such capacities, the “Amendment Arrangers”). Morgan Stanley Senior Funding, Inc. and Sumitomo Mitsui Banking Corporation are acting as senior managing agents in connection with this Amendment (collectively, in such capacity, the “Amendment Senior Managing Agents”).
A.    All capitalized terms used but not defined herein shall have the meanings given them in the Amended Credit Agreement (as defined below).
B.    Pursuant to the Existing Credit Agreement, certain Lenders have extended credit to the Borrower, consisting of (i) Term B Loans and (ii) Revolving Commitments.
C.    The Borrower has engaged the Amendment Arrangers to act as joint arrangers and joint bookrunners in structuring and facilitating this Amendment. This Amendment is a “Incremental Assumption Agreement” referenced in Section 2.24 and defined in Section 1.1 of the Existing Credit Agreement.
D.    It is intended that (a) the Borrower will obtain additional term loans in the form of commitments to make term loans with terms identical to Term B Loans (as defined in the Existing Credit Agreement) and (b) the proceeds of the borrowings under the Incremental Term Loans (as defined below) will be used for working capital and general corporate purposes of the Borrower and its Affiliates, including share repurchases.
E.    The Borrower has requested that (a) the persons set forth on Schedule I attached hereto (together with their permitted successors and assigns, the “Incremental Term Lenders”) provide additional Term B Loans (each, an “Incremental Term Loan” and, collectively, the “Incremental Term Loans”) in an aggregate principal amount of $1,350,000,000 and (b) the Existing Credit Agreement be amended in the manner provided for herein.
F.    The Incremental Term Lenders are willing to provide the Incremental Term Loans to the Borrower on the Sixth Amendment Effective Date (as defined below), and the Administrative Agent and Borrower wish to amend the Existing Credit Agreement pursuant to Sections 2.24(b) and 10.5(e) thereof on the terms and subject to the conditions set forth herein and in the Existing Credit Agreement.
Accordingly, the parties hereto hereby agree as follows:
SECTION 1.    Amendments to the Existing Credit Agreement. The Existing Credit Agreement is hereby amended as follows:

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(a)    Section 1.1 of the Existing Credit Agreement is hereby amended as follows:
(i)    The definition of “Class” is hereby amended to add the following sentence after the last sentence thereof:
“For the avoidance of doubt, the Incremental Term Loans incurred under the Sixth Amendment shall constitute the same Class with the “Term B Loans”, and the Incremental Term Loan Commitments (as defined therein) under the Sixth Amendment shall constitute a “Term B Loan Commitment”.
(ii)    The definition of “Term B Loan Commitment” is amended by deleting the final sentence thereof and replacing it with the following sentence: “The aggregate amount of the Term B Loan Commitments as of the Sixth Amendment Effective Date is $3,510,675,000.”
(iii)    The following definitions are added in the appropriate alphabetical order to Section 1.1:
“‘Sixth Amendment’ means the Incremental Assumption Agreement and Sixth Amendment dated as of the Sixth Amendment Effective Date, by and among Borrower, the Guarantors party thereto, the Lenders party thereto and Scotiabank, as the Administrative Agent and Collateral Agent.”

“‘Sixth Amendment Effective Date’ means June 7, 2018.”

(b)    Section 2.13(d) of the Existing Credit Agreement is hereby amended to read as follows:
“(d)    In the event that, on or prior to the sixth month anniversary of the Sixth Amendment Effective Date, the Borrower shall (x) make a prepayment of the Term B Loans (that are in effect on the Sixth Amendment Effective Date) pursuant to Section 2.13(a) with the proceeds of any new or replacement tranche of term loans that have an All-In Yield that is less than the All-In Yield of such Term B Loans or (y) effect any amendment to this Agreement which reduces the All-In Yield of the Term B Loans (or any mandatory assignment under Section 2.23 by a Non-Consenting Lender shall have been made in connection therewith), the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders, (A) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Term B Loans so prepaid and (B) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Term B Loans for which the All-In Yield has been reduced pursuant to such amendment. Such amounts shall be due and payable on the date of such prepayment or the effective date of such amendment, as the case may be.”

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SECTION 2.    Incremental Term Loans.
(a)    Each Incremental Term Lender hereby agrees, severally and not jointly, to make an Incremental Term Loan to the Borrower on the Sixth Amendment Effective Date in Dollars in an aggregate principal amount equal to the amount set forth opposite such Incremental Term Lender’s name on Schedule I attached hereto (each, an “Incremental Term Loan Commitment” and, collectively, the “Incremental Term Loan Commitments”), on the terms set forth herein and in the Credit Agreement (as amended hereby), and subject to the conditions set forth herein. The Incremental Term Loans shall be deemed to be “Term B Loans” as defined in the Existing Credit Agreement (as amended hereby) for all purposes of the Credit Documents having terms and provisions identical to those applicable to the Term B Loans outstanding immediately prior to the Sixth Amendment Effective Date (the “Existing Term Loans”).
(b)    The Incremental Term Loans shall be made as a single borrowing, with an initial Interest Period that commences on the Sixth Amendment Effective Date and ends on the last day of the Interest Period applicable to the Existing Term Loans on the Sixth Amendment Effective Date. During such initial Interest Period, the Adjusted Eurodollar Rate applicable to the Incremental Term Loans shall be the same Adjusted Eurodollar Rate applicable for the Existing Term Loans as of the Sixth Amendment Effective Date. Notwithstanding anything to the contrary contained herein or in the Existing Credit Agreement, from and after the Sixth Amendment Effective Date, the Existing Term Loans and the Incremental Term Loans shall constitute a single Class and a single borrowing of Term B Loans for all purposes under the Credit Agreement (as amended hereby).
(c)    Unless previously terminated, the commitments of the Incremental Term Lenders pursuant to Section 2(a) shall terminate upon the making of the Incremental Term Loans on the Sixth Amendment Effective Date.
(d)    Each Incremental Term Lender (i) confirms that a copy of the Existing Credit Agreement and the other applicable Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and make an Incremental Term Loan, have been made available to such Incremental Term Lender; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Amendment Arrangers, or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement or the other applicable Credit Documents, including this Amendment; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) acknowledges and agrees that upon the Sixth Amendment Effective Date such Incremental Term Lender shall be a “Lender” and an “Incremental Term Lender” under, and for all purposes of, the Amended

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Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender and an Incremental Term Lender thereunder.
(e)    The Borrower hereby agrees that effective as of the Sixth Amendment Effective Date, the Incremental Term Loans shall amortize as set forth in Section 2.12(a) of the Amended Credit Agreement.
SECTION 3.    Fees. The Borrower agrees to pay a fee to each Amendment Arranger, on the Sixth Amendment Effective Date, in accordance with the Engagement Letter, dated as of May 24, 2018, among the Borrower and the Amendment Arrangers (the “Engagement Letter”).
SECTION 4.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the other parties hereto, that: (a) the representations and warranties set forth in Section 4 of the Amended Credit Agreement and the other Credit Documents are true, correct and complete in all material respects on and as of the date hereof (or, with respect to any representations or warranties that are themselves modified or qualified by materiality or a “Material Adverse Effect” standard, such representations or warranties are true, correct and complete in all respects on and as of the date hereof), except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date (or, with respect to any representations or warranties that are themselves modified or qualified by materiality or a “Material Adverse Effect” standard, such representations or warranties were true, correct and complete in all respects as of such earlier date) and (b) after giving effect to this Amendment, no Potential Event of Default or Event of Default has occurred and is continuing.
SECTION 5.    Effectiveness. This Amendment and the Amended Credit Agreement shall become effective as of the first date (the “Sixth Amendment Effective Date”) that each of the following conditions have been satisfied:
(a)    The Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) the Guarantors, (iii) the Administrative Agent, (iv) the Collateral Agent and (v) the Incremental Term Lenders.
(b)    The Administrative Agent shall have received a fully executed and delivered Funding Notice with respect to the Incremental Term Loans in accordance with the requirements of Section 3.2(a)(i) of the Existing Credit Agreement.
(c)    (i) The representations and warranties set forth in Section 4 of the Amended Credit Agreement and the other Credit Documents are true, correct and complete in all material respects on and as of the date hereof (or, with respect to any representations or warranties that are themselves modified or qualified by materiality or a “Material Adverse Effect” standard, such representations or warranties are true, correct and complete in all respects on and as of the date hereof), except to the extent such

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representations and warranties expressly relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date (or, with respect to any representations or warranties that are themselves modified or qualified by materiality or a “Material Adverse Effect” standard, such representations or warranties were true, correct and complete in all respects as of such earlier date) and (ii) after giving effect to this Amendment, no Potential Event of Default or Event of Default has occurred and is continuing.
(d)    As of the date hereof, no order, judgment or decree of any court, arbitrator or governmental authority purports to enjoin or restrain any Incremental Term Lender from making the Incremental Term Loans to be made by it on the date hereof.
(e)    The Borrower shall have paid to the Amendment Arrangers, the Incremental Term Lenders and the Agents all fees and other amounts due and payable to them on or prior to the Sixth Amendment Effective Date including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower in connection with this Amendment.
(f)    The Administrative Agent shall have received (i) copies of each Organizational Document of each Credit Party, certified by the applicable Credit Party (or certifying that there has been no change to such documents since they were last delivered to the Administrative Agent); (ii) signature and incumbency certificates of the officers of such Person executing the Credit Documents being executed on the Sixth Amendment Effective Date to which it is a party; (iii) resolutions of the Board of Directors or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of this Amendment and the other Credit Documents to which it is a party or by which it or its assets may be bound as of the Sixth Amendment Effective Date, certified as of the Sixth Amendment Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment; (iv) a good standing certificate from the applicable Governmental Authority of each Credit Party’s jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to the Sixth Amendment Effective Date; and (v) no later than five (5) Business Days prior to the Sixth Amendment Effective Date (a) all documentation and other information about the Credit Parties that the Administrative Agent reasonably determines is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, as has been reasonably requested in writing by the Administrative Agent at least ten (10) Business Days prior to the Sixth Amendment Effective Date, and (b) the Borrower, to the extent it qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), shall deliver a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar, in form and substance, to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.

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(g)    The Lenders shall have received copies of the customary legal opinions of (i) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for Credit Parties, and (ii) Greenberg Traurig, LLP, Nevada counsel for the Credit Parties, in each case, in form reasonably acceptable to Administrative Agent and dated the Sixth Amendment Effective Date (and each Credit Party hereby instructs such counsel to deliver such opinions to the Agents and Lenders).
(h)    The Administrative Agent shall have received additional customary documents and filings (including, with respect to each Deed of Trust encumbering Mortgaged Property, a Deed of Trust Amendment, and amendments to other Collateral Documents and title company endorsement bringdowns) as the Administrative Agent may reasonably request in accordance with Section 2.24(c) of the Existing Credit Agreement.
SECTION 6.    Reaffirmation. Each of the Borrower and the Guarantors, by its signature below, hereby (a) confirms its respective guarantees, pledges and grants of security interests, as applicable, under each of the Credit Documents to which it is a party, and agrees that, notwithstanding the effectiveness of this Amendment or the Amended Credit Agreement, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall continue to accrue to the benefit of the Lenders and the Secured Parties and (b) confirms that all of the representations and warranties made by it contained in the Amended Credit Agreement and each of the other Credit Documents are true, correct and complete in all material respects on and as of the Sixth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.
SECTION 7.    Effect of Amendment. All references in the other Credit Documents to the Existing Credit Agreement shall be deemed to refer without further amendment to the Amended Credit Agreement.
(a)    Except as expressly provided herein, neither this Amendment nor the effectiveness of the Amended Credit Agreement shall extinguish the Obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Credit Document or any other security therefor or any guarantee thereof, and the liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and re-borrowing, or a termination, of the Obligations outstanding under the Existing Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment, the Amended Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Existing Credit Agreement or the Borrower or any other Credit Party under any Credit Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Amendment and in the Amended

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Credit Agreement. The Existing Credit Agreement and each of the other Credit Documents shall remain in full force and effect, until and except as modified hereby. This Amendment shall constitute a Credit Document and an Incremental Assumption Agreement pursuant to Section 2.24 of the Existing Credit Agreement for all purposes of the Existing Credit Agreement and the Amended Credit Agreement.
SECTION 8.    Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.1 of the Amended Credit Agreement.
SECTION 9.    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.
SECTION 10.    Jurisdiction. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY CREDIT PARTY ARISING OUT OF OR RELATING HERETO OR ANY OTHER CREDIT DOCUMENT, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AMENDMENT, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1 OF THE AMENDED CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION.
SECTION 11.    Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent and the Amendment Arrangers to the extent set forth in (i) the Credit Agreement and (ii) the Engagement Letter for their reasonable and documented out-of-pocket expenses incurred in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent and the Amendment Arrangers (in the case of the Amendment Arrangers, as provided for in the Engagement Letter).
SECTION 12.    Counterparts. This Amendment may be executed in counterparts and by different parties hereto on different counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as

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provided in Section 8 hereof. Delivery of an executed signature page to this Amendment by facsimile or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Amendment.
SECTION 13.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LAS VEGAS SANDS, LLC

By:	/s/ Patrick Dumont
Name:	Patrick Dumont
Title:	Chief Financial Officer

[Signature Page to Sixth Amendment]

VENETIAN CASINO RESORT, LLC, as a Guarantor

By:	/s/ Patrick Dumont
Name:	Patrick Dumont
Title:	Chief Financial Officer

SANDS EXPO & CONVENTION CENTER, INC., as a Guarantor

By:	/s/ Patrick Dumont
Name:	Patrick Dumont
Title:	Chief Financial Officer

VENETIAN MARKETING, INC., as a Guarantor

By:	/s/ Patrick Dumont
Name:	Patrick Dumont
Title:	Chief Financial Officer

SANDS PENNSYLVANIA, INC., as a Guarantor

By:	/s/ Patrick Dumont
Name:	Patrick Dumont
Title:	Chief Financial Officer

[Signature Page to Sixth Amendment]

THE BANK OF NOVA SCOTIA, as Administrative Agent, Collateral Agent and Incremental Term Lender

By:	/s/ Bradley Walker
Name:	Bradley Walker
Title:	Director

[Signature Page to Sixth Amendment]

Schedule I

As of the Sixth Amendment Effective Date:

Incremental Term Lender	Incremental Term Loan Commitment
The Bank of Nova Scotia	$1,350,000,000
Total:	$1,350,000,000